UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2022
Opendoor Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39253	98-1515020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 N. Scottsdale Road, Suite 1600
Tempe,	AZ	85281
(Address of principal executive offices)		(Zip Code)
(415) 896-6737
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	OPEN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item  7.01. Regulation FD Disclosure.
On August 4, 2022, Opendoor Technologies Inc. (the “Company”) announced a multi-year agreement (the “Agreement”) with Zillow, Inc. (“Zillow”), as provided in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Agreement allows home sellers on the Zillow platform to request an offer directly from the Company and has an initial five-year term.
The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing
Item  8.01. Other Events.
In connection with the Agreement, the Company issued to Zillow a warrant representing the right to purchase up to 6 million shares of the Company’s common stock, which will vest in tranches for resale services with respect to homes that qualify for a referral fee under the Agreement. The exercise price per tranche of warrant shares will equal the 30-day trailing volume weighted average price prior to the vesting date, subject to a floor of $15.00 per share and a cap of $30.00 per share.
The warrant is attached hereto as Exhibit 99.2 and is incorporated herein by reference to such exhibit. The foregoing description of the warrant does not purport to be complete and is qualified in its entirety by reference to such exhibit.
Item 9.01.Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Opendoor Technologies Inc. on August 4, 2022
99.2	Warrant dated July 28, 2022
104	Cover Page Interactive Data File (Cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Opendoor Technologies Inc.

Date: August 5, 2022	By:	/s/ Carrie Wheeler
	Name:	Carrie Wheeler
	Title:	Chief Financial Officer
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